UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported):  October 30, 2007

GS Mortgage Securities Corp.
(as depositor for the GSAA Home Equity Trust 2007-10 formed pursuant to a
Master Servicing and Trust Agreement, relating to the GSAA Home Equity
Trust 2007-10, Asset-Backed Certificates, Series 2007-10)
(Exact name of registrant as specified in its charter)

Delaware	333-139817-22	13-3387389
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street, New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

(212) 902-1000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8  Other Events.

Item 8.01.  Other Events.

On October 30, 2007, GS Mortgage Securities Corp. caused the issuance, pursuant to a Master Servicing and Trust Agreement, dated as of October 1, 2007 (the “Trust Agreement”), among GS Mortgage Securities Corp., as depositor, Citibank, N.A., as trustee, U.S. Bank National Association and Deutsche Bank National Trust Company, each as a custodian, and Wells Fargo Bank, National Association, as master servicer, securities administrator and as a custodian of GSAA Home Equity Trust 2007-10, Asset-Backed Certificates, Series 2007-10 (the “Certificates”), issued in fourteen classes. The Class A1A, Class A1B, Class A2A, Class A2B, Class A-IO and Class A-PO Certificates (collectively the “Class A Certificates) and the Class B1, Class B2 and Class B3 Certificates (the “Class B Certificates”), with an aggregate scheduled principal balance as of October 1, 2007 of $170,227,314 were sold to Goldman, Sachs & Co., pursuant to an Underwriting Agreement dated as of October 29, 2007, by and between GS Mortgage Securities Corp. and Goldman Sachs & Co.  Six classes of Certificates were issued pursuant to an exemption from registration under the Securities Act of 1933, as amended.  The Trust Agreement is annexed hereto as Exhibit 99.1.

On October 30, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “Avelo Step 1 Assignment, Assumption and Recognition Agreement”) dated as of October 30, 2007, among Avelo Mortgage, L.L.C., GS Mortgage Securities Corp. and Goldman Sachs Mortgage Company.  The Avelo Step 1 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.2.

On October 30, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “Avelo Step 2 Assignment, Assumption and Recognition Agreement”) dated as of October 30, 2007, among GS Mortgage Securities Corp., Avelo Mortgage, L.L.C., Citibank, N.A. and Wells Fargo Bank, National Association.  The Avelo Step 2 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.3.

On October 30, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “GreenPoint Step 1 Assignment, Assumption and Recognition Agreement”) dated as of October 30, 2007, among GreenPoint Mortgage Funding, Inc., GS Mortgage Securities Corp. and Goldman Sachs Mortgage Company (“GSMC”) pursuant to which GSMC assigned its rights under the GreenPoint Servicing Agreement and the Guarantee of Capital One, National Association for the benefit of GSMC (the “Guarantee”).  The GreenPoint Step 1 Assignment, Assumption and Recognition Agreement  and the Guarantee are annexed hereto as Exhibit 99.4 and Exhibit 99.5.

On October 30, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “GreenPoint Step 2 Assignment, Assumption and Recognition Agreement”) dated as of October 30, 2007, among GS Mortgage Securities Corp., GreenPoint Mortgage Funding, Inc., Citibank, N.A. and Wells Fargo Bank, National Association.  The GreenPoint Step 2 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.6.

On October 30, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “Wells Fargo Step 1 Assignment, Assumption and Recognition Agreement”) dated as of October 30, 2007, among Wells Fargo Bank, National Association, GS Mortgage Securities Corp. and Goldman Sachs Mortgage Company.  The Wells Fargo Step 1 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.7.

On October 30, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “Wells Fargo Step 2 Assignment, Assumption and Recognition Agreement”) dated as of October 30, 2007, among GS Mortgage Securities Corp., Wells Fargo Bank, National Association, Citibank, N.A. and Wells Fargo Bank, National Association.  The Wells Fargo Step 2 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.8.

Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.

Section 9  Financial Statements and Exhibits.

Item 9.01  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Exhibits:

Exhibit 99.1
Master Servicing and Trust Agreement, dated as of October 1, 2007, among GS Mortgage Securities Corp., as depositor, Citibank, N.A., as trustee, Deutsche Bank National Trust Company and U.S. Bank National Association, each as a custodian, and Wells Fargo Bank, National Association, as Master Servicer, securities administrator and as a custodian.

Exhibit 99.2	Assignment, Assumption and Recognition Agreement, dated as of October 30, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and Avelo Mortgage, L.L.C.

Exhibit 99.3	Assignment, Assumption and Recognition Agreement, dated as of October 30, 2007, among GS Mortgage Securities Corp., Avelo Mortgage, L.L.C., Citibank, N.A. and Wells Fargo Bank, National Association.

Exhibit 99.4	Assignment, Assumption and Recognition Agreement, dated as of October 30, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and GreenPoint Mortgage Funding, Inc.

Exhibit 99.5	Guarantee of Capital One, National Association for the benefit of GSMC.

Exhibit 99.6
Assignment, Assumption and Recognition Agreement, dated as of October 30, 2007, among GS Mortgage Securities Corp., GreenPoint Mortgage Funding, Inc., Citibank, N.A. and Wells Fargo Bank, National Association.

Exhibit 99.7	Assignment, Assumption and Recognition Agreement, dated as of October 30, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and Wells Fargo Bank, National Association.

Exhibit 99.8
Assignment, Assumption and Recognition Agreement, dated as of October 30, 2007, among GS Mortgage Securities Corp, Wells Fargo Bank, National Association, Citibank, N.A. and Wells Fargo Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:   November 16, 2007

GS MORTGAGE SECURITIES CORP.

By:	/s/ Michelle Gill
Name: Michelle Gill
Title: Vice President

Exhibit Index

Exhibit Index

Item 601(a) of Regulation S-K	Description	Paper (P) or Electronic (E)
99.1
Master Servicing and Trust Agreement, dated as of October 1, 2007, among GS Mortgage Securities Corp., as depositor, Citibank, N.A., as trustee, U.S. Bank National Association and Deutsche Bank National Trust Company, each as a custodian, and Wells Fargo Bank, National Association, as Master Servicer, securities administrator and as a custodian.
E
99.2	Assignment, Assumption and Recognition Agreement, dated as of October 30, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and Avelo Mortgage, L.L.C.	E
99.3	Assignment, Assumption and Recognition Agreement, dated as of October 30, 2007, among GS Mortgage Securities Corp., Avelo Mortgage, L.L.C., Citibank, N.A. and Wells Fargo Bank, National Association.	E
99.4	Assignment, Assumption and Recognition Agreement, dated as of October 30, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and GreenPoint Mortgage Funding, Inc.	E
99.5	Guarantee of Capital One, National Association for the benefit of GSMC.	E
99.6
Assignment, Assumption and Recognition Agreement, dated as of October 30, 2007, among GS Mortgage Securities Corp., GreenPoint Mortgage Funding, Inc., Citibank, N.A. and Wells Fargo Bank, National Association.
E
99.7	Assignment, Assumption and Recognition Agreement, dated as of October 30, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and Wells Fargo Bank, National Association.	E
99.8
Assignment, Assumption and Recognition Agreement, dated as of October 30, 2007, among GS Mortgage Securities Corp, Wells Fargo Bank, National Association, Citibank, N.A. and Wells Fargo Bank, National Association.
E